                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /x/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            Gemini II, Inc.
                (Name of Registrant as Specified in Its Charter)
                            Gemini II, Inc.
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
  (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                               [GEMINI II LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
GEMINI II, INC.

     Notice is hereby given that the Annual Meeting of Shareholders of Gemini II, Inc. (the "Fund") will be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, Pennsylvania, on Friday, April 22, 1994, at 9:30 A.M., Eastern Time, for the following purposes:

     1.  To elect a Board of Directors.

     2. To ratify or reject the selection of Price Waterhouse, independent accountants, as auditors of the Fund for the fiscal year ending December 31, 1994.

     3. To consider and act upon any other matters which may properly come before the meeting.

                                           By Order of the Board of Directors
                                           RAYMOND J. KLAPINSKY, Secretary

March 18, 1994

- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE
AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO
AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
- --------------------------------------------------------------------------------

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
                               [GEMINI II LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1994
                                PROXY STATEMENT

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Gemini II, Inc. All costs of solicitation (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Fund. In addition to the solicitation of proxies by mail, officers and employees of the Fund and The Vanguard Group, Inc. ("Vanguard") may solicit in person or telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting materials to their principals.

     Holders of record at the close of business on March 10, 1994, are entitled to vote at the meeting or at any adjourned session. Each share is entitled to one vote. As of the record date, there were 10,920,550 Income Shares and 10,920,550 Capital Shares issued and outstanding. This Proxy Statement was mailed to shareholders on or about March 18, 1994.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote for management's slate of Directors and as recommended by the Board of Directors. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the meeting. The mailing address of the Fund is c/o Vanguard Financial Center, P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     SHAREHOLDERS WHO NEED DIRECTIONS TO THE LOCATION OF THE ANNUAL MEETING SHOULD CALL 1-800-852-6999, BETWEEN THE HOURS OF 8:00 A.M. AND 9:00 P.M., EASTERN TIME, ON ANY BUSINESS DAY.

     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1993, including financial statements, has been mailed to each shareholder of the Fund entitled to vote at the meeting.

                            1. ELECTION OF DIRECTORS

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

     1) All such proxies representing both Income Shares and Capital Shares voting as a single class in favor of the five (5) persons designated as Directors to be elected by the holders of Income Shares and Capital Shares;

     2) All such proxies representing Capital Shares voting in favor of the two
(2) persons designated as Directors to be elected by holders of Capital Shares; and

     3) All such proxies representing Income Shares voting in favor of the two
(2) persons designated as Directors to be elected by the holders of Income
Shares.

     If any such nominee is not available for election at the time of the meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend unless the number of Directors serving on the Board is reduced. The Directors, if elected, will serve as Directors of the Fund until the next annual meeting of shareholders and until their successors have been elected and qualified. All of the nominees are presently Directors of the Fund. All of the Directors were elected by shareholders.

TO BE ELECTED BY THE HOLDERS OF BOTH
INCOME SHARES AND CAPITAL SHARES
VOTING AS A SINGLE CLASS

                                                                     Share Holdings
                                                                         as of
                              Principal Occupation,    Year First    March 10, 1994
                               Business Experience      Became a    ----------------
        Name           Age   and Other Directorships    Director    Income   Capital
- ---------------------  ---   ------------------------  ----------   ------   -------
John C.
 Bogle (1)(2)........  64    Chairman, Chief              1984      3,000     3,000
                              Executive Officer and
                              Director of the Fund,
                              Vanguard, Vanguard Real
                              Estate Funds I and II
                              and each of the
                              Vanguard Funds;
                              Director of The Mead
                              Corporation and General
                              Accident Insurance.

                                                                     Share Holdings
                                                                         as of
                              Principal Occupation,    Year First    March 10, 1994
                               Business Experience      Became a    ----------------
        Name           Age   and Other Directorships    Director    Income   Capital
- ---------------------  ---   ------------------------  ----------   ------   -------
Robert E.
 Cawthorn (3)........  58    Chairman and Chief           1992       None      None
                              Executive Officer,
                              Rhone-Poulenc Rorer,
                              Inc.; Director of
                              Immune Response Corp.
                              and Sun Company, Inc.;
                              Trustee, Universal
                              Health Realty Income
                              Trust
Barbara B.
 Hauptfuhrer (2).....  65    Director of the Great        1984        200       200
                              Atlantic and Pacific
                              Tea Company, Raytheon
                              Company, Massachusetts
                              Mutual Life Insurance
                              Co., Knight-Ridder,
                              Inc. and ALCO Standard,
                              Inc.
Burton G.
 Malkiel (3).........  61    Chemical Bank Chairmen's     1984      1,000     1,000
                              Professor of Economics,
                              Princeton University;
                              Director of Prudential
                              Insurance Co. of
                              America, Amdahl
                              Corporation, Baker
                              Fentress & Co., Jeffrey
                              Co. and The Southern
                              New England Telephone
                              Company.
Alfred M.
 Rankin, Jr. (2).....  51    President, Chief             1992       None      None
                             Executive Officer and
                              Director of NACCO
                              Industries; Director of
                              The B.F. Goodrich
                              Company, The Standard
                              Products Co. and The
                              Reliance Electric
                              Company.

TO BE ELECTED BY THE HOLDERS OF CAPITAL SHARES

John J.
 Brennan (1)(2)......  39    President of the Fund,       1987        200       200
                              Vanguard, and each of
                              the Vanguard Funds.

                                                                     Share Holdings
                                                                         as of
                              Principal Occupation,    Year First    March 10, 1994
                               Business Experience      Became a    ----------------
        Name           Age   and Other Directorships    Director    Income   Capital
- ---------------------  ---   ------------------------  ----------   ------   -------
Bruce K.
 MacLaury (4)........  62    President, The Brookings     1989       None      None
                              Institution; Director
                              of Dayton Hudson
                              Corporation, American
                              Express Bank, Ltd. and
                              The St. Paul Companies,
                              Inc.

TO BE ELECTED BY THE HOLDERS OF INCOME SHARES

John C.
 Sawhill (2).........  57    President and Chief          1991       None      None
                              Executive Officer, The
                              Nature Conservancy;
                              formerly, Director and
                              Senior Partner,
                              McKinsey & Co., and
                              President, New York
                              University; Director of
                              Pacific Gas and
                              Electric Company and
                              NACCO Industries.
J. Lawrence
 Wilson (2)..........  58    Chairman and Director of     1985       None      None
                              Rohm & Haas Company;
                              Director of Cummins
                              Engine Company,
                              Vanguard Real Estate
                              Funds I and II and
                              Vanderbilt University;
                              Trustee of the Culver
                              Education Foundation.

- -------------------------
(1) An officer is considered an "interested person" of the Fund as defined in the Investment Company Act of 1940.

(2) A Director (Trustee) of Vanguard and each of the Vanguard Funds.

(3) A Director (Trustee) of Vanguard and each of the Vanguard Funds, except Vanguard Specialized Portfolios.

(4) A Director (Trustee) of each of the Vanguard Funds, except Vanguard Municipal Bond Fund, and the six Vanguard State Tax-Free Funds.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1993, the Fund's Board of Directors held eleven meetings.

     The Board has a standing Compensation, Nomination and Audit Committee, which is composed of the Directors who are not "interested persons" of the Fund. During the fiscal year ended December 31, 1993, the Committee held three meetings. The Committee is responsible principally for: (1) selecting the Fund's independent accountants, and reviewing their fees; (2) meeting with the Fund's independent accountants for the purpose of reviewing the adequacy of the Fund's internal accounting controls; (3) evaluating the performance of the Fund's officers and employees, and developing and approving the overall compensation plan (including basic salary, customary insurance and other benefits, and incentives) for such officers and employees (who are paid through Vanguard); and (4) interviewing, evaluating and recommending to shareholders candidates for election to the Fund's Board of Directors.

     The Committee will consider Director nominations recommended by shareholders. Such nominations can be made by submitting a written request for consideration of a candidate, including a resume, to Mr. J. Lawrence Wilson, the Chairman of the Committee.

PRINCIPAL EXECUTIVE OFFICERS

                   Name               Age          Office
        ---------------------------   ---    ------------------
        John C. Bogle..............   64     Chairman and Chief
                                              Executive Officer
        John J. Brennan............   39     President
        Raymond J. Klapinsky.......   55     Secretary
        Richard F. Hyland..........   56     Treasurer
        Karen E. West..............   47     Controller

     The officers of the Fund also hold identical positions with the other Vanguard Funds and are officers of Vanguard.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. Directors who are also officers receive no remuneration for their services as Directors. During the fiscal year ended December 31, 1993, the Fund paid approximately $1,000 in Directors' fees and expenses to its "non-interested" Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the period to all officers of the Fund, as a group, was approximately $15,005.

     Directors who are not officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a maximum period of ten years or until the death of a retired Director. The Fund's proportionate share of benefits paid by Vanguard under its retirement and thrift plans to all officers of the Fund, as a group, during the fiscal year ended December 31, 1993, was approximately $1,841.

                    2. RATIFICATION OR REJECTION OF AUDITORS

     The Board of Directors has selected Price Waterhouse as independent accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1994. Price Waterhouse has served the Fund in this capacity since the Fund's inception. In connection with the audit function, Price Waterhouse also reviews the Fund's Annual Report to shareholders and the Fund's filings with the Securities and Exchange Commission. Neither Price Waterhouse nor any of its partners has any direct or material indirect financial interest in the Fund.

     A representative of Price Waterhouse will be present at the meeting if requested by a shareholder (either by telephone or in writing) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.

REQUIRED VOTE

     An affirmative vote of a majority of the shares of the Fund represented at the meeting (Income Shares and Capital Shares voting as a single class) will be required to ratify this appointment.

                              3. OTHER INFORMATION

INVESTMENT ADVISORY SERVICES

     The Fund employs Wellington Management Company (the "Adviser"), 75 State Street, Boston, Massachusetts 02109, under an investment advisory agreement dated as of February 1, 1985 (the "Agreement") to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund. This Agreement continues in effect until January 31, 1995, and is not being presented to shareholders for approval. Pursuant to the Agreement, the Fund pays the Adviser a fee (the "Basic Fee") at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                         Net Assets        Rate
                    ---------------------  -----
                    First $300 million...  0.350%
                    Over $300 million....  0.275%

     The Basic Fee, as provided above, may be increased or decreased by an amount equal to 0.10% per annum (0.025%) per quarter) of the average month-end net assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Standard and Poor's Composite Stock Price Index of 500 Common Stocks (the "S&P Index") for the same period; or by an amount equal to 0.05% per annum (0.0125% per quarter) if the Fund's investment performance for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the S&P Index.

     During the fiscal year ended December 31, 1993, the Fund paid the Adviser a base advisory fee of approximately $1,167,000 (.34 of 1% of average net assets), before an increase of approximately $255,000 (.08 of 1% of average net assets) based on the Fund's investment performance.

     The adviser is a Massachusetts general partnership of which the following persons are managing partners; Messrs. Robert W. Doran, Duncan M. McFarland, and John B. Neff.

PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides that most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund. The Adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting that same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser only will pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed that Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

THE VANGUARD GROUP

     Gemini II is a member of The Vanguard Group of Investment Companies which consists of the 32 investment companies listed below:

Vanguard/Windsor Funds
Gemini II
Vanguard Explorer Fund
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard Specialized Portfolios
Vanguard World Fund
Vanguard Index Trust
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
Vanguard Equity Income Fund
Vanguard Asset Allocation Fund
Vanguard/Wellington Fund
Vanguard Money Market Reserves
Vanguard Institutional Portfolios
Vanguard Convertible Securities
  Fund
Vanguard Fixed Income Securities
  Fund
Vanguard/Wellesley Income Fund
Vanguard Preferred Stock Fund
Vanguard Bond Index Fund
Vanguard Municipal Bond Fund
Vanguard California Tax-Free Fund
Vanguard New Jersey Tax-Free Fund
Vanguard New York Insured
  Tax-Free Fund
Vanguard Pennsylvania
  Tax-Free Fund
Vanguard International Equity
  Index Fund
Vanguard Ohio Tax-Free Fund
Vanguard Florida Insured
  Tax-Free Fund
Vanguard Variable Insurance Fund
Vanguard Admiral Funds
Vanguard Balanced Index Fund

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under appropriate methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Vanguard Group was established and operates under a Funds' Service agreement which was approved by the shareholders of each of the Funds. The Fund's Service Agreement was amended on May 15, 1993 to provide as follows: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1993, the Fund had contributed capital of $58,000 to Vanguard, representing .3% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1993, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services totaled approximately $431,000.

     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group, except the Fund, which does not offer additional shares for sale. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets (including the Fund). The remaining one-half of these expenses is allocated among the Funds (except the Fund) based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1993, the Fund paid approximately $52,000 of the Group's distribution and marketing expenses.

LITIGATION

     The Fund is not involved in any litigation.

SHAREHOLDER PROPOSALS

     Notice is hereby given that any shareholder proposals which may properly be included in the proxy solicitation material for the next annual meeting, now scheduled for April 1995, must be received by the Fund no later than February 15, 1995.

ADJOURNMENT

     If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The Fund pays the costs of any additional solicitation and of any adjourned session.

OTHER MATTERS

     The Board of Directors know of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            4. FINANCIAL STATEMENTS

     The financial statements of the Fund are not set forth in this Proxy Statement, since they were included in the Annual Report of the Fund for the fiscal year ended December 31, 1993, which has been mailed to all shareholders. The financial statements in the Annual Report should be read in connection with the Proxy Statement, but the Annual Report is not to be regarded as proxy solicitation material.

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

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

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

                                                                       X34-12/93
[RECYCLE SYMBOL]

                      GEMINI II ("FUND"): INCOME SHARES
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

P

R               The undersigned, revoking previous proxies, hereby appoints
         John C. Bogle, J. Lawrence Wilson and Raymond J. Klapinsky, or any one
O or more of them, attorneys, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at
X the Annual Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard
Y Boulevard, Malvern, PA on April 22, 1994 at 9:30 A.M., E.T., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statements is hereby acknowledged.

                                                                 SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

/ x /         vote as in
              this example.

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                      ---
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                         ---


                                                                                                           FOR     AGAINST   ABSTAIN
1.  To elect the seven nominees specified below as Directors:            2.  To ratify the selection of    / /       / /      / /
Nominees:  John C. Bogle, Robert E. Cawthorn, Barbara E.                     Price Waterhouse as auditors
Hauptfuhrer, Burton G. Malkiel, Alfred M. Rankin, Jr., John C.               of the Fund.
Sawhill and J. Lawrence Wilson.

        For             Witheld
       / /               / /






/ /
- ------------------------------------------------
 For all nominees except as noted above                                            MARK HERE       / /
                                                                                  FOR ADDRESS
                                                                                  CHANGE AND
                                                                                  NOTE AT LEFT

                                                                      NOTE:  Please sign exactly as your name appears on this Proxy.
                                                                      When signing in a fiduciary capacity, such as executor,
                                                                      administrator, trustee, attorney, guardian, etc., please
                                                                      so indicate.  Corporate and partnership proxies should be
                                                                      signed by an authorized person indicating the person's
                                                                      title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.           Signature:  ----------------------------- Date -----------

                                                                      Signature:  ----------------------------- Date -----------

                      GEMINI II ("FUND"): INCOME SHARES
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

P

R               The undersigned, revoking previous proxies, hereby appoints
         John C. Bogle, J. Lawrence Wilson and Raymond J. Klapinsky, or any one
O or more of them, attorneys, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at
X the Annual Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard
Y Boulevard, Malvern, PA on April 22, 1994 at 9:30 A.M., E.T., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statements is hereby acknowledged.

                                                                 SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

/ x /         vote as in
              this example.

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                      ---
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                         ---


                                                                                                            FOR    AGAINST   ABSTAIN
1.  To elect the seven nominees specified below as Directors:            2.  To ratify the selection of     / /     / /       / /
Nominees:  John C. Bogle, John J. Brennan, Robert E. Cawthorn,               Price Waterhouse as auditors
Barbara E. Hauptfuhrer, Bruce K. MacLaury, Burton G. Malkiel,                of the Fund.
amd Alfred M. Rankin, Jr.

        For             Witheld
       / /              / /






/ /
- ------------------------------------------------
 For all nominees except as noted above                                            MARK HERE     /  /
                                                                                  FOR ADDRESS
                                                                                  CHANGE AND
                                                                                  NOTE AT LEFT

                                                                      NOTE:  Please sign exactly as your name appears on this Proxy.
                                                                      When signing in a fiduciary capacity, such as executor,
                                                                      administrator, trustee, attorney, guardian, etc., please
                                                                      so indicate.  Corporate and partnership proxies should be
                                                                      signed by an authorized person indicating the person's
                                                                      title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.           Signature:  ----------------------------- Date -----------

                                                                      Signature:  ----------------------------- Date -----------